Exhibit 99

Post Office Box 216 307 North Defiance Street Archbold, Ohio 43502	NEWS RELEASE

Company Contact:	Investor and Media Contact:
Lars B. Eller President and Chief Executive Officer Farmers & Merchants Bancorp, Inc. (419) 446-2501 leller@fm.bank	Andrew M. Berger Managing Director SM Berger & Company, Inc. (216) 464-6400 andrew@smberger.com

Farmers & Merchants Bancorp, Inc. Reports

2025 Second-Quarter and Year-to-Date Financial Results

ARCHBOLD, OHIO, July 28, 2025, Farmers & Merchants Bancorp, Inc. (Nasdaq: FMAO) today reported financial results for the 2025 second quarter and year-to-date ended June 30, 2025.

2025 Second Quarter Financial and Operating Highlights

(at June 30, 2025 and on a year-over-year basis unless noted)

•
89 consecutive quarters of profitability
•
Net income increased 35.7% to $7.7 million, or $0.56 per basic and diluted share
•
Net interest margin expands for fourth consecutive quarter, up 51 basis points year-over-year to 3.22%
•
Total loans increased by $67.2 million, or 2.6% to $2.63 billion
•
Total assets increased by $23.1 million, or 0.7% to $3.35 billion
•
Total deposits increased by $69.2 million, or 2.6% to $2.71 billion
•
Efficiency ratio improved to 64.93%, compared to 69.03%
•
Asset quality remains at historically strong levels with nonperforming loans of only $3.7 million
•
Net charge-offs to average loans of 0.00%
•
Tier 1 leverage ratio was 8.50%

Lars B. Eller, President and Chief Executive Officer, stated, “Net income for the 2025 second quarter was one of the most profitable quarters and our second-strongest second quarter in F&M’s 128-year history. This performance was driven by strong levels of core profitability, continued growth in our net interest margin, and the successful execution of our multi-year strategic plan. Over the past 12 months, we have enhanced our product offerings, simplified account openings, and continued our focus on attracting and developing proven talent across our regions. The positive momentum we are experiencing today is a direct result of these efforts, as well as our team’s commitment to helping people in our communities live their best lives.”

Mr. Eller continued, “Total revenue growth, which is defined by net interest income plus noninterest income, grew by 18.2% year-over-year in the 2025 second quarter, compared to 16.7% in the 2025 first quarter. This growth continues to significantly outpace the rise in noninterest expenses, contributing to a more favorable efficiency ratio and ongoing improvements in core profitability.”

“Supporting this revenue momentum is the ongoing expansion of our net interest margin, which increased 51 basis points year-over-year and 19 basis points from the 2025 first quarter. Net interest margin is benefiting from higher asset yields as existing loans reprice and new originations are booked at more favorable rates. At the same time, our growing customer relationships and a more stable interest rate environment have improved our cost of funds.”

Income Statement

Net income for the 2025 second quarter ended June 30, 2025, was $7.7 million, compared to $5.7 million for the same period last year. Net income per basic and diluted share for the 2025 second quarter was $0.56, compared to $0.42 for the same period last year. Net income for the 2025 first half ended June 30, 2025, was $14.7 million, compared to $11.0 million for the same period last year. Net income per basic and diluted share for the 2025 first half was $1.07, compared to $0.81 for the same period last year.

Deposits

At June 30, 2025, total deposits were $2.71 billion, an increase of 2.6% from June 30, 2024. The Company’s cost of interest-bearing liabilities was 2.83% for the quarter ended June 30, 2025, compared to 3.18% for the quarter ended June 30, 2024.

Mr. Eller commented, “We ended the second quarter with $2.71 billion in deposits, reflecting the success of our efforts to expand relationship-based banking across the Ohio, Indiana, and Michigan markets. Building on recent product enhancements, we are also investing in new tools and capabilities to expand our marketing efforts and better communicate the value of F&M’s offerings.”

Loan Portfolio and Asset Quality

“Loan demand remains strong, with total loans, net increasing sequentially by $45.0 million, or at a 7.0% annualized rate. We are managing growth with disciplined pricing and remain focused on maintaining strong asset quality. Net charge offs to average loans have been under 0.03% for 17 consecutive quarters, demonstrating the growing sophistication of our credit cultural and risk management capabilities,” continued Mr. Eller.

Total loans, net at June 30, 2025, increased 2.6%, or by $67.2 million to $2.63 billion, compared to $2.56 billion at June 30, 2024. The year-over-year increase was driven primarily by higher commercial real estate, commercial and industrial, and agricultural loans, partially offset primarily by lower agricultural real estate, consumer real estate, and consumer loans. Compared to the quarter ended December 31, 2024, total loans, net at June 30, 2025, increased by 2.5% or $65.0 million.

F&M continues to closely monitor its loan portfolio with a particular emphasis on higher risk sectors. Nonperforming loans were $3.7 million, or 0.14% of total loans at June 30, 2025, compared to $2.5 million, or 0.10% of total loans at June 30, 2024, and $3.1 million, or 0.12% at December 31, 2024.

F&M maintains a well-balanced, diverse and high performing CRE portfolio. CRE loans represented 51.2% of the Company’s total loan portfolio at June 30, 2025. F&M’s CRE portfolio included the following categories at June 30, 2025:

CRE Category	Dollar Balance	Percent of CRE Portfolio	Percent of Total Loan Portfolio
Industrial	$281,599	20.9%	10.7%
Retail	213,309	15.8%	8.1%
Multi-family	213,029	15.8%	8.1%
Hotels	172,026	12.8%	6.5%
Office	139,844	10.4%	5.3%
Gas Stations	77,527	5.8%	3.0%
Food Service	52,205	3.9%	2.0%
Senior Living	31,088	2.3%	1.2%
Development	28,565	2.1%	1.1%
Auto Dealers	26,744	2.0%	1.0%
Other	110,017	8.2%	4.2%
Total CRE	$1,345,953	100.0%	51.2%

* Numbers have been rounded

At June 30, 2025, the Company’s allowance for credit losses to nonperforming loans was 720.35%, compared to 1,016% at June 30, 2024, and up from 586.38% at March 31, 2025. The allowance to total loans was 1.08% at June 30, 2025, compared to 1.06% at June 30, 2024. Including accretable yield adjustments, associated with the Company’s prior acquisitions, F&M’s allowance for credit losses to total loans was 1.07% at June 30, 2025, compared to 1.10% at June 30, 2024.

Mr. Eller concluded, “We continue to believe F&M is in a strong position because of the platform we have built and the strategies we are pursuing to grow our business profitability. We expect continued loan growth, stable asset quality, and further expansion in our net interest margin to support increasing levels of profitability in the back half of 2025. As a result, we continue to believe 2025 will be another good year for F&M.”

Stockholders’ Equity and Dividends

Total stockholders’ equity increased 8.7% to $350.8 million, or $25.56 per share at June 30, 2025, from $322.7 million, or $23.59 per share at June 30, 2024. The Company had a Tier 1 leverage ratio of 8.50% at June 30, 2025, compared to 8.02% at June 30, 2024.

Tangible stockholders’ equity increased to $259.6 million at June 30, 2025, compared to $229.6 million at June 30, 2024. On a per share basis, tangible stockholders’ equity at June 30, 2025, was $18.91 per share, compared to $16.79 per share at June 30, 2024.

For the six months ended June 30, 2025, the Company declared cash dividends of $0.44250 per share, representing a 0.6% increase over the same period last year. F&M is committed to returning capital to shareholders and has increased the annual cash dividend for 30 consecutive years. For the six months ended June 30, 2025, the dividend payout ratio was 40.90% compared to 53.89% for the same period last year.

About Farmers & Merchants State Bank:

F&M Bank is a local independent community bank that has been serving its communities since 1897. F&M Bank provides commercial banking, retail banking and other financial services. Our locations are in Butler, Champaign, Fulton, Defiance, Hancock, Henry, Lucas, Shelby, Williams, and Wood counties in Ohio. In Northeast Indiana, we have offices located in Adams, Allen, DeKalb, Jay, Steuben and Wells counties. The Michigan footprint includes Oakland County, and we have Loan Production Offices in Troy, Michigan; Muncie, Indiana; and Perrysburg and Bryan, Ohio.

Safe Harbor Statement

Farmers & Merchants Bancorp, Inc. (“F&M”) wishes to take advantage of the Safe Harbor provisions included in the

Private Securities Litigation Reform Act of 1995. Statements by F&M, including management’s expectations and comments, may not be based on historical facts and are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21B of the Securities Exchange Act of 1934, as amended. Actual results could vary materially depending on risks and uncertainties inherent in general and local banking conditions, competitive factors specific to markets in which F&M and its subsidiaries operate, future interest rate levels, legislative and regulatory decisions, capital market conditions, or the effects of the COVID-19 pandemic, and its impacts on our credit quality and business operations, as well as its impact on general economic and financial market conditions. F&M assumes no responsibility to update this information. For more details, please refer to F&M’s SEC filing, including its most recent Annual Report on Form 10-K and quarterly reports on Form 10-Q. Such filings can be viewed at the SEC’s website, www.sec.gov or through F&M’s website www.fm.bank.

FARMERS & MERCHANTS BANCORP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME & COMPREHENSIVE INCOME

(Unaudited) (in thousands of dollars, except per share data)

	Three Months Ended					Six Months Ended
	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	June 30, 2025	June 30, 2024
Interest Income
Loans, including fees	$39,530	$37,072	$36,663	$36,873	$36,593	$76,602	$71,793
Debt securities:
U.S. Treasury and government agencies	2,231	2,097	1,882	1,467	1,148	4,328	2,193
Municipalities	369	382	384	387	389	751	783
Dividends	311	338	367	334	327	649	660
Federal funds sold	-	-	24	7	7	-	14
Other	1,051	1,113	2,531	2,833	2,702	2,164	4,377
Total interest income	43,492	41,002	41,851	41,901	41,166	84,494	79,820
Interest Expense
Deposits	14,813	13,988	15,749	16,947	16,488	28,801	31,767
Federal funds purchased and securities sold under agreement to repurchase	272	271	274	277	276	543	560
Borrowed funds	2,411	2,550	2,713	2,804	2,742	4,961	5,431
Subordinated notes	285	284	285	284	285	569	569
Total interest expense	17,781	17,093	19,021	20,312	19,791	34,874	38,327
Net Interest Income - Before Provision for Credit Losses	25,711	23,909	22,830	21,589	21,375	49,620	41,493
Provision for Credit Losses - Loans	661	811	346	282	605	1,472	316
Provision for (Recovery of) Credit Losses - Off Balance Sheet Credit Exposures	27	(260)	(120)	(267)	(18)	(233)	(284)
Net Interest Income After Provision for Credit Losses	25,023	23,358	22,604	21,574	20,788	48,381	41,461
Noninterest Income
Customer service fees	330	381	237	300	189	711	787
Other service charges and fees	1,206	1,124	1,176	1,155	1,085	2,330	2,142
Interchange income	1,259	1,421	1,322	1,315	1,330	2,680	2,759
Loan servicing income	629	762	771	710	513	1,391	1,052
Net gain on sale of loans	257	284	223	215	314	541	421
Increase in cash surrender value of bank owned life insurance	239	244	248	265	236	483	452
Net gain (loss) on sale of other assets owned	15	(54)	22	-	49	(39)	49
Total noninterest income	3,935	4,162	3,999	3,960	3,716	8,097	7,662

(continued)

FARMERS & MERCHANTS BANCORP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME & COMPREHENSIVE INCOME (continued)

(Unaudited) (in thousands of dollars, except per share data)

	Three Months Ended					Six Months Ended
	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	June 30, 2025	June 30, 2024
Noninterest Expense
Salaries and wages	7,567	7,878	7,020	7,713	7,589	15,445	15,435
Employee benefits	2,265	2,404	2,148	2,112	2,112	4,669	4,283
Net occupancy expense	1,075	1,199	1,072	1,054	999	2,274	2,026
Furniture and equipment	1,414	1,278	1,032	1,472	1,407	2,692	2,760
Data processing	1,057	557	160	339	448	1,614	948
Franchise taxes	397	397	312	410	265	794	820
ATM expense	761	491	328	472	397	1,252	870
Advertising	356	503	498	597	519	859	1,049
FDIC assessment	448	465	505	516	507	913	1,087
Servicing rights amortization - net	234	127	244	219	187	361	355
Loan expense	328	228	236	244	251	556	480
Consulting fees	494	745	242	251	198	1,239	384
Professional fees	502	559	368	453	527	1,061	972
Intangible asset amortization	444	445	446	445	444	889	889
Other general and administrative	1,918	1,484	1,465	1,128	1,495	3,402	2,828
Total noninterest expense	19,260	18,760	16,076	17,425	17,345	38,020	35,186
Income Before Income Taxes	9,698	8,760	10,527	8,109	7,159	18,458	13,937
Income Taxes	1,988	1,808	2,146	1,593	1,477	3,796	2,896
Net Income	7,710	6,952	8,381	6,516	5,682	14,662	11,041
Other Comprehensive Income (Loss) (Net of Tax):
Net unrealized gain (loss) on available- for-sale securities	1,149	6,464	(7,403)	11,664	2,531	7,613	536
Reclassification adjustment for realized (gain) loss on sale of available-for-sale securities	-	-	-	-	-	-	-
Net unrealized gain (loss) on available- for-sale securities	1,149	6,464	(7,403)	11,664	2,531	7,613	536
Tax expense (benefit)	241	1,358	(1,554)	2,449	531	1,599	113
Other comprehensive income (loss)	908	5,106	(5,849)	9,215	2,000	6,014	423
Comprehensive Income	$8,618	$12,058	$2,532	$15,731	$7,682	$20,676	$11,464
Basic Earnings Per Share	$0.56	$0.51	$0.61	$0.48	$0.42	$1.07	$0.81
Diluted Earnings Per Share	$0.56	$0.51	$0.61	$0.48	$0.42	$1.07	$0.81
Dividends Declared	$0.22125	$0.22125	$0.22125	$0.22125	$0.22	$0.44250	$0.44

FARMERS & MERCHANTS BANCORP, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited) (in thousands of dollars, except share data)

	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
	(Unaudited)	(Unaudited)		(Unaudited)	(Unaudited)
Assets
Cash and due from banks	$87,596	$172,612	$174,855	$244,572	$191,785
Federal funds sold	635	425	1,496	932	1,283
Total cash and cash equivalents	88,231	173,037	176,351	245,504	193,068

Interest-bearing time deposits	1,992	1,992	2,482	2,727	3,221
Securities - available-for-sale	431,102	438,568	426,556	404,881	365,209
Other securities, at cost	13,994	14,062	14,400	15,028	14,721
Loans held for sale	6,359	2,331	2,996	1,706	1,628
Loans, net of allowance for credit losses	2,599,917	2,555,552	2,536,043	2,512,852	2,534,468
Premises and equipment	32,885	33,163	33,828	33,779	34,507
Construction in progress	-	-	-	35	38
Goodwill	86,358	86,358	86,358	86,358	86,358
Loan servicing rights	5,810	5,805	5,656	5,644	5,504
Bank owned life insurance	35,355	35,116	34,872	34,624	34,359
Other assets	43,760	42,802	45,181	46,047	49,552
Total Assets	$3,345,763	$3,388,786	$3,364,723	$3,389,185	$3,322,633

Liabilities and Stockholders' Equity

Liabilities
Deposits
Noninterest-bearing	$497,804	$502,318	$516,904	$481,444	$479,069
Interest-bearing
NOW accounts	899,602	874,881	850,462	865,617	821,145
Savings	691,468	696,635	671,818	661,565	673,284
Time	621,455	626,450	647,581	676,187	667,592
Total deposits	2,710,329	2,700,284	2,686,765	2,684,813	2,641,090

Federal funds purchased and securities sold under agreements to repurchase	27,562	27,258	27,218	27,292	27,218
Federal Home Loan Bank (FHLB) advances	188,445	245,474	246,056	263,081	266,102
Subordinated notes, net of unamortized issuance costs	34,875	34,846	34,818	34,789	34,759
Dividend payable	3,000	2,997	2,996	2,998	2,975
Accrued expenses and other liabilities	30,760	33,326	31,659	40,832	27,825
Total liabilities	2,994,971	3,044,185	3,029,512	3,053,805	2,999,969

Commitments and Contingencies

Stockholders' Equity
Common stock - No par value authorized 40,000,000 shares 6/30/25 and 20,00,000 shares 12/31/24; issued 14,564,425 shares 6/30/25 and 12/31/24; outstanding 13,725,898 shares 6/30/25 and 13,699,536 shares 12/31/24	135,805	135,407	135,565	135,193	135,829
Treasury stock - 838,427shares 6/30/25 and 864,889 shares 12/31/24	(10,674)	(10,768)	(10,985)	(10,904)	(11,006)
Retained earnings	244,870	240,079	235,854	230,465	226,430
Accumulated other comprehensive loss	(19,209)	(20,117)	(25,223)	(19,374)	(28,589)
Total stockholders' equity	350,792	344,601	335,211	335,380	322,664
Total Liabilities and Stockholders' Equity	$3,345,763	$3,388,786	$3,364,723	$3,389,185	$3,322,633

FARMERS & MERCHANTS BANCORP, INC. AND SUBSIDIARIES

SELECT FINANCIAL DATA

	For the Three Months Ended					For the Six Months Ended
Selected financial data	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	June 30, 2025	June 30, 2024
Return on average assets	0.92%	0.85%	0.99%	0.78%	0.69%	0.88%	0.67%
Return on average equity	8.88%	8.31%	10.00%	7.93%	7.13%	8.55%	6.94%
Yield on earning assets	5.45%	5.19%	5.20%	5.27%	5.22%	5.32%	5.11%
Cost of interest bearing liabilities	2.83%	2.76%	3.01%	3.21%	3.18%	2.84%	3.12%
Net interest spread	2.62%	2.43%	2.19%	2.06%	2.04%	2.48%	1.99%
Net interest margin	3.22%	3.03%	2.84%	2.71%	2.71%	3.13%	2.66%
Efficiency ratio	64.93%	66.79%	59.82%	67.98%	69.03%	65.84%	71.50%
Dividend payout ratio	38.91%	43.10%	35.75%	45.99%	52.35%	40.90%	53.89%
Tangible book value per share	$18.91	$18.44	$17.74	$17.72	$16.79
Tier 1 leverage ratio	8.50%	8.44%	8.12%	8.04%	8.02%
Average shares outstanding	13,720,339	13,706,003	13,699,869	13,687,119	13,681,501	13,713,211	13,676,333

Loans	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
(Dollar amounts in thousands)
Commercial real estate	$1,345,953	$1,325,698	$1,310,811	$1,301,160	$1,303,598
Agricultural real estate	221,004	215,898	216,401	220,328	222,558
Consumer real estate	523,781	523,383	520,114	524,055	525,902
Commercial and industrial	293,826	278,254	275,152	260,732	268,426
Agricultural	157,870	153,607	152,080	137,252	142,909
Consumer	59,348	60,115	63,009	67,394	70,918
Other	24,653	24,985	24,978	25,916	26,449
Less: Net deferred loan fees costs and other (1)	459	(36)	(676)	1,499	(1,022)
Total loans, net	$2,626,894	$2,581,904	$2,561,869	$2,538,336	$2,559,738

(1) Includes carrying value adjustments of $1.9 million as of June 30, 2025, $1.7 million as of March 31, 2025, $1.1million as of December 31, 2024, $3.0 million as of September 30, 2024 and $612 thousand as of June 30, 2024 related to interest rate swaps associated with fixed rate loans

FARMERS & MERCHANTS BANCORP, INC. AND SUBSIDIARIES

SELECT FINANCIAL DATA (continued)

Asset quality data	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
(Dollar amounts in thousands)
Nonaccrual loans	$3,745	$4,494	$3,124	$2,898	$2,487
90 day past due and accruing	$-	$-	$-	$-	$-
Nonperforming loans	$3,745	$4,494	$3,124	$2,898	$2,487
Other real estate owned	$-	$-	$-	$-	$-
Nonperforming assets	$3,745	$4,494	$3,124	$2,898	$2,487

Allowance for credit losses - loans	$26,977	$26,352	$25,826	$25,484	$25,270
Allowance for credit losses - off balance sheet credit exposures	1,308	1,281	1,541	1,661	1,928
Total allowance for credit losses	$28,285	$27,633	$27,367	$27,145	$27,198
Total allowance for credit losses/ total loans	1.08%	1.07%	1.07%	1.07%	1.06%
Adjusted credit losses with accretable yield/total loans	1.07%	1.08%	1.08%	1.10%	1.10%
Net charge-offs:
Quarter-to-date	$36	$285	$4	$68	$15
Year-to-date	$321	$285	$142	$138	$70
Net charge-offs to average loans
Quarter-to-date	0.00%	0.01%	0.00%	0.00%	0.00%
Year-to-date	0.01%	0.01%	0.01%	0.01%	0.00%
Nonperforming loans/total loans	0.14%	0.17%	0.12%	0.11%	0.10%
Allowance for credit losses/ nonperforming loans	720.35%	586.38%	826.70%	879.37%	1016.08%
NPA coverage ratio	720.35%	586.38%	826.70%	879.37%	1016.08%

FARMERS & MERCHANTS BANCORP, INC. AND SUBSIDIARIES

AVERAGE BALANCE SHEETS AND RELATED YIELDS AND RATES

(in thousands of dollars, except percentages)

	For the Three Months Ended			For the Three Months Ended
	June 30, 2025			June 30, 2024
	Average Balance	Interest/ Dividends	Annualized Yield/Rate	Average Balance	Interest/ Dividends	Annualized Yield/Rate
Interest Earning Assets:
Loans	$2,617,278	$39,530	6.04%	$2,556,417	$36,593	5.73%
Taxable investment securities	459,298	2,837	2.47%	391,439	1,782	1.82%
Tax-exempt investment securities	16,682	74	2.25%	20,907	82	1.99%
Fed funds sold & other	99,964	1,051	4.21%	187,682	2,709	5.77%
Total Interest Earning Assets	3,193,222	$43,492	5.45%	3,156,445	$41,166	5.22%

Nonearning Assets	175,969			156,239

Total Assets	$3,369,191			$3,312,684

Interest Bearing Liabilities:
NOW accounts and savings deposits	$1,599,067	$9,479	2.37%	$1,492,831	$10,193	2.73%
Time deposits	626,036	5,334	3.41%	668,583	6,295	3.77%
Other borrowed money	228,708	2,411	4.22%	265,229	2,742	4.14%
Fed funds purchased & securities
sold under agreement to repurchase	27,301	272	3.99%	27,721	276	3.98%
Subordinated notes	34,856	285	3.27%	34,740	285	3.28%
Total Interest Bearing Liabilities	$2,515,968	$17,781	2.83%	$2,489,104	$19,791	3.18%

Noninterest Bearing Liabilities	505,129			504,821

Stockholders' Equity	$348,094			$318,759

Net Interest Income and Interest Rate Spread		$25,711	2.62%		$21,375	2.04%

Net Interest Margin			3.22%			2.71%

Yields on Tax exempt securities and the portion of the tax-exempt IDB loans included in loans have been tax adjusted based on a 21% tax rate in the charts

FARMERS & MERCHANTS BANCORP, INC. AND SUBSIDIARIES

AVERAGE BALANCE SHEETS AND RELATED YIELDS AND RATES (continued)

(in thousands of dollars, except percentages)

	For the Six Months Ended			For the Six Months Ended
	June 30, 2025			June 30, 2024
	Average Balance	Interest/ Dividends	Annualized Yield/Rate	Average Balance	Interest/ Dividends	Annualized Yield/Rate
Interest Earning Assets:
Loans	$2,598,011	$76,602	5.90%	$2,566,765	$71,793	5.60%
Taxable investment securities	458,903	5,576	2.43%	388,225	3,468	1.79%
Tax-exempt investment securities	17,501	152	2.20%	21,196	168	2.01%
Fed funds sold & other	102,851	2,164	4.21%	149,035	4,391	5.89%
Total Interest Earning Assets	3,177,266	$84,494	5.32%	3,125,221	$79,820	5.11%

Nonearning Assets	171,324			157,510

Total Assets	$3,348,590			$3,282,731

Interest Bearing Liabilities:
NOW accounts and savings deposits	$1,524,965	$18,043	2.37%	$1,467,669	$19,600	2.67%
Time deposits	626,767	10,758	3.43%	659,581	12,167	3.69%
Other borrowed money	237,185	4,961	4.18%	264,217	5,431	4.11%
Fed funds purchased & securities
sold under agreement to repurchase	27,391	543	3.96%	28,089	560	3.99%
Subordinated notes	34,842	569	3.27%	34,726	569	3.28%
Total Interest Bearing Liabilities	$2,451,150	$34,874	2.84%	$2,454,282	$38,327	3.12%

Noninterest Bearing Liabilities	553,686			510,453

Stockholders' Equity	$343,754			$317,996

Net Interest Income and Interest Rate Spread		$49,620	2.48%		$41,493	1.99%

Net Interest Margin			3.13%			2.66%

Yields on Tax exempt securities and the portion of the tax-exempt IDB loans included in loans have been tax adjusted based on a 21% tax rate in the charts

FARMERS & MERCHANTS BANCORP, INC. AND SUBSIDIARIES

AVERAGE BALANCE SHEETS AND RELATED YIELDS AND RATES (continued)

(in thousands of dollars, except percentages)

	For the Three Months Ended						For the Three Months Ended
	June 30, 2025						June 30, 2024
	As Reported		Excluding Accretion/Amortization		Difference		As Reported		Excluding Accretion/Amortization		Difference
	$	Yield	$	Yield	$	Yield	$	Yield	$	Yield	$	Yield
Interest Earning Assets:
Loans	$39,530	6.04%	$38,928	5.95%	$602	0.09%	$36,593	5.73%	$35,914	5.62%	$679	0.11%
Taxable investment securities	2,837	2.47%	2,837	2.47%	-	0.00%	1,782	1.82%	1,782	1.82%	-	0.00%
Tax-exempt investment securities	74	2.25%	74	2.25%	-	0.00%	82	1.99%	82	1.99%	-	0.00%
Fed funds sold & other	1,051	4.21%	1,051	4.21%	-	0.00%	2,709	5.77%	2,709	5.77%	-	0.00%
Total Interest Earning Assets	43,492	5.45%	42,890	5.38%	602	0.07%	41,166	5.22%	40,487	5.13%	679	0.09%

Interest Bearing Liabilities:
NOW accounts and savings deposits	$9,479	2.37%	$9,479	2.37%	$-	0.00%	$10,193	2.73%	$10,193	2.73%	$-	0.00%
Time deposits	5,334	3.41%	5,334	3.41%	-	0.00%	6,295	3.77%	6,295	3.77%	-	0.00%
Other borrowed money	2,411	4.22%	2,407	4.21%	4	0.01%	2,742	4.14%	2,747	4.14%	(5)	0.00%
Fed funds purchased and securities
sold under agreement to repurchase	272	3.99%	272	3.99%	-	0.00%	276	3.98%	276	3.98%	-	0.00%
Subordinated notes	285	3.27%	285	3.27%	-	0.00%	285	3.28%	285	3.28%	-	0.00%
Total Interest Bearing Liabilities	17,781	2.83%	17,777	2.83%	4	0.00%	19,791	3.18%	19,796	3.18%	(5)	0.00%

Interest/Dividend income/yield	43,492	5.45%	42,890	5.38%	602	0.07%	41,166	5.22%	40,487	5.13%	679	0.09%
Interest Expense / yield	17,781	2.83%	17,777	2.83%	4	0.00%	19,791	3.18%	19,796	3.18%	(5)	0.00%
Net Interest Spread	25,711	2.62%	25,113	2.55%	598	0.07%	21,375	2.04%	20,691	1.95%	684	0.09%
Net Interest Margin		3.22%		3.15%		0.07%		2.71%		2.62%		0.09%

Yields on Tax exempt securities and the portion of the tax-exempt IDB loans included in loans have been tax adjusted based on a 21% tax rate in the charts

FARMERS & MERCHANTS BANCORP, INC. AND SUBSIDIARIES

AVERAGE BALANCE SHEETS AND RELATED YIELDS AND RATES (continued)

(in thousands of dollars, except percentages)

	For the Six Months Ended						For the Six Months Ended
	June 30, 2025						June 30, 2024
	As Reported		Excluding Accretion/Amortization		Difference		As Reported		Excluding Accretion/Amortization		Difference
	$	Yield	$	Yield	$	Yield	$	Yield	$	Yield	$	Yield
Interest Earning Assets:
Loans	$76,602	5.90%	$75,396	5.80%	$1,206	0.10%	$71,793	5.60%	$70,439	5.49%	$1,354	0.11%
Taxable investment securities	5,576	2.43%	5,576	2.43%	-	0.00%	3,468	1.79%	3,468	1.79%	-	0.00%
Tax-exempt investment securities	152	2.20%	152	2.20%	-	0.00%	168	2.01%	168	2.01%	-	0.00%
Fed funds sold & other	2,164	4.21%	2,164	4.21%	-	0.00%	4,391	5.89%	4,391	5.89%	-	0.00%
Total Interest Earning Assets	84,494	5.32%	83,288	5.25%	1,206	0.07%	79,820	5.11%	78,466	5.03%	1,354	0.08%

Interest Bearing Liabilities:
NOW accounts and savings deposits	$18,043	2.37%	$18,043	2.37%	$-	0.00%	$19,600	2.67%	$19,600	2.67%	$-	0.00%
Time deposits	10,758	3.43%	10,758	3.43%	-	0.00%	12,167	3.69%	12,167	3.69%	-	0.00%
Other borrowed money	4,961	4.18%	4,954	4.18%	7	0.00%	5,431	4.11%	5,454	4.13%	(23)	-0.02%
Fed funds purchased and securities
sold under agreement to repurchase	543	3.96%	543	3.96%	-	0.00%	560	3.99%	560	3.99%	-	0.00%
Subordinated notes	569	3.27%	569	3.27%	-	0.00%	569	3.28%	569	3.28%	-	0.00%
Total Interest Bearing Liabilities	34,874	2.84%	34,867	2.85%	7	-0.01%	38,327	3.12%	38,350	3.13%	(23)	-0.01%

Interest/Dividend income/yield	84,494	5.32%	83,288	5.25%	1,206	0.07%	79,820	5.11%	78,466	5.03%	1,354	0.08%
Interest Expense / yield	34,874	2.84%	34,867	2.85%	7	-0.01%	38,327	3.12%	38,350	3.13%	(23)	-0.01%
Net Interest Spread	49,620	2.48%	48,421	2.40%	1,199	0.08%	41,493	1.99%	40,116	1.90%	1,377	0.09%
Net Interest Margin		3.13%		3.05%		0.08%		2.66%		2.57%		0.09%

Yields on Tax exempt securities and the portion of the tax-exempt IDB loans included in loans have been tax adjusted based on a 21% tax rate in the charts